SENTINEL ESTATE PROVIDER

                         Supplement dated March 1, 2006
                       to the Prospectus dated May 2, 2005

Illuminations

National Life makes available to Policyowners, subject to the minimums described below, at no cost to the Policyowner, an optional investment advisory service which National Life calls "Illuminations". Under this program, National Life has arranged for FundQuest, Incorporated ("FundQuest"), a registered investment adviser that is independent of National Life, to provide an investment advisory service under which it maintains an allocation of the Accumulated Value of your Policy among the available options which is suited to your investment objective, financial situation and risk tolerance. Illuminations is available at issue of a Policy if the Face Amount is at least $500,000, the sum of the planned premiums in the first year is at least $5,000, or the total premium anticipated from all sources, including planned premiums and section 1035 deposits from other policies, is at least $25,000. After issue of a Policy, Illuminations is available if the Face Amount is at least $500,000 at the time of the request, the average premiums received during the life of the Policy have been at least $5,000 per year, or if the policyowner submits an annual premium in the current policy year of at least $5,000 and we reasonably believe that the policyholder expects to pay premiums of at least $5,000 per year going forward.

ILLUMINATIONS NOT AVAILABLE WITHIN QUALIFIED PLANS. Illuminations is not available under employer-sponsored qualified plans. Due to the minimum premium or death benefit requirements under Illuminations, certain participants under an employer-sponsored qualified plan would not be eligible for the Illuminations option. To avoid violating ERISA guidelines, plans may not discriminate in favor of Highly Compensated Employees by offering them a contract that could provide a more valuable package of benefits than what is being offered to non-highly compensated employees.

If you elect to participate in Illuminations, you will be asked to fill out a detailed questionnaire, which addresses your investment objective, financial situation and risk tolerance. FundQuest will then evaluate the completed questionnaire to determine the allocation best suited to you. FundQuest will maintain a number of different allocation models for clients with different investment objectives, financial situations and risk tolerances, and you will be assigned to one of these models. However, you will have the ability to impose reasonable restrictions on the management of your Policy, including the ability to designate particular funds or types of funds that should not receive allocations of Accumulated Value from your Policy. Please contact National Life's Home Office at (800) 732-8939 if you wish to impose restrictions on the management of your Policy which contains the Illuminations management feature. If you place restrictions on a particular fund or type of fund, you must either suggest an alternative fund or fund type or specify that the assets that would have been allocated to the restricted fund or fund type be allocated PRO RATA among the other funds in your model. At the implementation of your Illuminations program, you will receive a Strategy Report prepared by FundQuest which discusses the strategy to be followed in allocating your Accumulated Value among the Funds.

FundQuest will make changes to its fund allocation models from time to time as it deems appropriate based on changes in the financial markets, fund performance, and other factors. FundQuest will communicate these changes to National Life, which will then automatically implement the changes in each affected Policy, pursuant to a Limited Power of Attorney executed by Illuminations participants. This Limited Power of Attorney will authorize FundQuest to direct National Life to implement changes to your model as determined by FundQuest, without obtaining your specific prior approval of the changes. In addition, FundQuest also currently intends to rebalance each Illuminations account back to its then-current model allocation semiannually. This semi-annual rebalancing will also be implemented pursuant to the Limited Power of Attorney, and will be done automatically without your specific prior approval.

Further information regarding FundQuest is included in Part II of FundQuest's Form ADV, which will be provided to Contract Owners when they elect to participate in Illuminations. Once in the Illuminations program, you will receive a quarterly report prepared by FundQuest discussing the performance of your Policy's subaccount allocation, all the transactions made within your Policy, and its value at the beginning and end of the period. In this report, you will be reminded that you should contact National Life if there have been changes in your financial situation or investment objectives, and that you may impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions. In addition, at least annually you will be contacted by your National Life agent to determine whether there have been any changes in your financial situation or investment objectives, and whether you wish to impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.


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9607 (0306)                                                       Cat. No. 48848
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Once you have elected to participate in the Illuminations program, you may terminate your participation in the program at any time, by providing written or telephone instructions to National Life. If you terminate the Illuminations program, we will no longer automatically apply any portfolio rebalancing to your Policy, unless you specifically elect to begin a Portfolio Rebalancing feature described under section entitled "Available Automated Fund Management Features".

If, while your Policy is participating in the Illuminations program, you should need or want to take a Policy loan or make a Withdrawal from your Policy, you should consider that if the loan or Withdrawal is allocated pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the loan or Withdrawal to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

While your Policy is in the Illuminations program, you will be allowed to implement fund transfers, but you should consider that doing so will cause your allocations to depart from the FundQuest recommendations, and, if you keep the Policy in the Illuminations program, your transfers will end up being reversed by the next semi-annual rebalancing within the program.

While your Policy is in the Illuminations program, the Dollar Cost Averaging feature described in the section entitled "Available Automated Fund Management Features" will not be available, and Portfolio Rebalancing will only be available as part of the Illuminations program. If you do elect to begin Dollar Cost Averaging, or change your Portfolio Rebalancing from the Illuminations program, such election will automatically terminate your Policy's participation in the Illuminations program. Similarly, if you instruct National Life to make a change in the allocation of new Premiums on your Policy, this will be treated as a termination of your Policy's participation in the Illuminations program.

Allocation of Net Premiums

The first paragraph under "Allocation of Net Premiums" beginning on page 22 of the prospectus is deleted and replaced with the following:

The Net Premium equals the premium paid less the Premium Expense Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Variable Account and/or the Fixed Account. You may change these allocations at any time by giving us written notice at our Home Office. If you have elected the telephone transaction privilege, you may also change premium allocations over the telephone (See "Telephone Transaction Privilege," below). Your allocation percentages must be in whole numbers of not less than 1%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period. Please note that if you submit your Premium to your agent, we will not begin processing the Premium until we have received it from your agent's selling firm.

Proposed Substitution

On or about October 28, 2005, National Life Insurance Company ("National Life") filed an application with the Securities and Exchange Commission seeking an order to approve a substitution of shares of the Fidelity VIP Index 500 Portfolio for shares of the Sentinel Variable Products Growth Index Fund. If the appropriate approvals are obtained, the substitution is expected to occur as soon as practicable thereafter. After the substitution, the Sentinel Variable Products Growth Index Fund will no longer be an available investment option. Information about the Fidelity VIP Index 500 Portfolio, which is a currently available investment option, is contained in the current prospectus, as amended.


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9607 (0306)                                                       Cat. No. 48848
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From the date of this supplement until the date of the proposed substitution, you may make one transfer of all amounts under your Contract invested in the Sentinel Variable Products Growth Index Fund to another subaccount available under your Contract without that transfer counting as a "free" transfer permitted under the Contract. If the proposed substitution is carried out, each Contract owner affected by the substitution will be sent a written notice informing them of the fact and details of the substitution.

Promotions

National Life Insurance Company may offer special promotions from time to time, such as discounted premiums and other incentives. Contact us for information on any current promotions.

Name Change

All references to the AIM V.I. Health Sciences Fund are deleted and replaced with references to the AIM V.I. Global Health Care Fund.


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9607 (0306)                                                       Cat. No. 48848